Financing Receivables	3 Months Ended
Mar. 31, 2015
Financing Receivables [Abstract]
Financing Receivables [Text Block]
Financing Receivables
The Company's total financing receivables as of March 31, 2015 and December 31, 2014 consisted of the following:

Balance Sheet Classification	March 31, 2015	December 31, 2014
	(Dollars in millions)
Investments and other assets	$323.5	$347.2

The Company periodically assesses the collectability of accounts and loans receivable by considering factors such as specific evaluation of collectability, historical collection experience, the age of the receivable and other available evidence. Below is a description of the Company's financing receivables outstanding as of March 31, 2015.
Codrilla Mine Project. In 2011, a wholly-owned subsidiary of PEA-PCI, then Macarthur Coal Limited, completed the sale of a portion of its 85% interest in the Codrilla Mine Project to the other participants of the Coppabella Moorvale Joint Venture, afterward retaining 73.3% ownership.The final outstanding installment payment of 40% of the sale price is due upon the earlier of the mine's first coal shipment or a specified date. The sales agreement was amended in the second quarter of 2013 to delay the specified date from March 31, 2015 to June 30, 2016. There are currently no indications of impairment on the remaining installment and the Company expects to receive full payment by June 30, 2016. The remaining balance associated with these receivables was recorded in "Investments and other assets" in the condensed consolidated balance sheets, which balance totaled $26.0 million and $27.6 million at March 31, 2015 and December 31, 2014, respectively.
Middlemount Mine. The Company periodically makes loans to the Middlemount Mine joint venture (Middlemount), in which the Company owns a 50% equity interest, pursuant to the related shareholders’ agreement for purposes of funding capital expenditures and working capital requirements. Middlemount is required to pay down the loans as excess cash is generated pursuant to its shareholders’ agreement. The loans bear interest at a rate equal to the monthly average 30-day Australian Bank Bill Swap Reference Rate plus 3.5% and expire on December 24, 2015. Based on the expected timing of repayment of these loans, which is projected to extend beyond the stated expiration date, the Company considers these loans to be of a long-term nature. As a result, the foreign currency impact related to the shareholder loans is included in foreign currency translation adjustment in the condensed consolidated balance sheets and the unaudited condensed consolidated statements of comprehensive income. As a result of the expected timing of interest repayments, interest income on these loans is recognized when cash is received. The Company recognized interest income related to these loans of $0.6 million and $1.4 million during the three months ended March 31, 2015 and 2014, respectively. Interest income under a full accrual basis would have resulted in additional interest income of $1.5 million and $1.7 million during the three months ended March 31, 2015 and 2014, respectively. The carrying value of these loans of $297.5 million and $319.6 million was reflected in "Investments and other assets" in the condensed consolidated balance sheets as of March 31, 2015 and December 31, 2014, respectively.